Linda Rendle Promoted to Clorox CEO; Benno Dorer to Continue as Chair of the Board

OAKLAND, Calif., Aug. 3 – The board of directors of The Clorox Company (NYSE: CLX) today announced that, effective Sept. 14, 2020, Linda Rendle, a 17-year veteran of the company, will be promoted to chief executive officer and elected to the company’s board of directors. Benno Dorer will continue serving as the board’s executive chair.

Dorer, 56, has served as chief executive officer of the company since November 2014 and was appointed chair of the board in August 2016. As chair and CEO, he has had overall responsibility for leading the company’s worldwide business, which generated revenues of $6.7 billion in fiscal year 2020. Rendle, 42, is currently president of the company and prior to that was executive vice president – Cleaning, International, Strategy and Operations, among other leadership roles she has held at Clorox.

“I’m delighted that our dedication to thoughtful, long-term succession planning positioned us to appoint such a strong and capable leader as Linda Rendle to the CEO role. Linda will be an excellent CEO, building on her track record of outstanding business results, her strong oversight of the development of the company’s IGNITE strategy and her values-led leadership,” said Pamela Thomas-Graham, lead independent director of the board. “Benno has done a tremendous job leading the company through its 2020 Strategy with significant advancements in innovation, superior consumer value, digital consumer engagement, company culture and ESG. During this time, the company has more than doubled total shareholder return while delivering good growth – growth that is profitable, sustainable and responsible. The company is operating effectively during this pandemic, and I’m pleased that Benno will continue to provide strategic guidance as executive chair while he turns toward personal philanthropic activities.”

“I’m proud of what we have accomplished as a team for our shareholders and all stakeholders, including our employees, consumers and communities. With a healthy business, so much opportunity for continued good growth and a successor who is ready to lead this company, it’s the right time for the board to appoint Linda as CEO,” Dorer said. “Linda has an outstanding track record of achieving results, deep business and functional experience and is the architect of our IGNITE strategy. Clorox has a significant, ongoing opportunity to continue helping protect the health and wellness of our communities, and we are confident this is an appropriate time to transition to a CEO with a long runway and the skills to deliver on the opportunity ahead. Clorox will be in good hands as I pursue my passion for philanthropy in support of youth, sustainability and art.”

“I love this company and our people around the world who have become like family over the past 17 years. I am thrilled with this opportunity to lead The Clorox Company, building on our accomplishments and growth under Benno’s strong leadership,” Rendle said. “With our IGNITE strategy, we are positioned to accelerate growth on the strength of innovation, digital transformation, and continued culture change as we become simpler, faster and bolder. And, we continue to have a significant role supporting public health, given the ongoing needs and changing behaviors of our consumers and communities. I step into this role with great optimism for the future of our company and global portfolio of trusted brands, and immense confidence in our talented and passionate people around the world.

Prior to her current role as president, Rendle was executive vice president – Cleaning, International, Strategy and Operations. Before that, Linda held numerous leadership roles at Clorox involving strategy and operations, including oversight of the Cleaning Division and key roles within the Sales and Product Supply functions. Her career at Clorox began in 2003 in Sales for the company’s charcoal and insecticides businesses. Before joining Clorox, Rendle worked for Procter & Gamble, where she held several positions in sales management.

Fourth Quarter and Fiscal Year 2020 Results

The company also announced today in a separate press release its fourth quarter and fiscal year 2020 results. The webcast is scheduled to begin at 10:30 a.m. PT (1:30 p.m. ET) and can be accessed on Clorox’s corporate website in the Investor Events & Presentations section. A replay of the webcast will be available on the company's website.

The Clorox Company

The Clorox Company (NYSE: CLX) is a leading multinational manufacturer and marketer of consumer and professional products with about 8,800 employees worldwide and fiscal year 2020 sales of $6.7 billion. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products; Pine-Sol® cleaners; Liquid-Plumr® clog removers; Poett® home care products; Fresh Step® cat litter; Glad® bags and wraps; Kingsford® charcoal; Hidden Valley® dressings and sauces; Brita® water-filtration products; Burt's Bees® natural personal care products; and RenewLife®, Rainbow Light®, Natural Vitality Calm™, NeoCell® and Stop Aging Now® vitamins, minerals and supplements. The company also markets industry-leading products and technologies for professional customers, including those sold under the CloroxPro™ and Clorox Healthcare® brand names. More than 80% of the company’s sales are generated from brands that hold the No. 1 or No. 2 market share positions in their categories.

Clorox is a signatory of the United Nations Global Compact and the Ellen MacArthur Foundation’s New Plastics Economy Global Commitment. The company has been broadly recognized for its corporate responsibility efforts, named to the 2020 Axios Harris Poll 100 reputation rankings, Barron’s 2020 100 Most Sustainable Companies list, and the Human Rights Campaign’s 2020 Corporate Equality Index, among others. In support of its communities, The Clorox Company and its foundations contributed more than $25 million in combined cash grants, product donations and cause marketing in fiscal year 2020. For more information, visit TheCloroxCompany.com, including the Good Growth blog, and follow the company on Twitter at @CloroxCo.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements related to the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of governments, consumers, customers, suppliers, employees and the company, on our business, operations, employees, financial condition and results of operations, and any such forward-looking statements, whether concerning the COVID-19 pandemic or otherwise, involve risks, assumptions and uncertainties. Except for historical information, statements about future volumes, sales, organic sales growth, foreign currencies, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, foreign currency exchange rates, tax rates, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations, or could affect the company’s ability to achieve its strategic goals, are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, as updated from time to time in the company’s Securities and Exchange Commission filings. These factors include, but are not limited to, the uncertainties relating to the impact of COVID-19 on the company’s business, operations, employees, financial condition and results of operations as well as: intense competition in the company’s markets; the impact of the changing retail environment, including the growth of alternative retail channels and business models, and changing consumer preferences; volatility and increases in commodity costs such as resin, sodium hypochlorite and agricultural commodities, and increases in energy, transportation or other costs; the ability of the company to drive sales growth, increase prices and market share, grow its product categories and manage favorable product and geographic mix; dependence on key customers and risks related to customer consolidation and ordering patterns; risks related to the company’s use of and reliance on information technology systems, including potential security breaches, cyber-attacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions; the company’s ability to maintain its business reputation and the reputation of its brands and products; the impact of COVID-19 on the availability of, and efficiency of the supply, manufacturing and distribution systems for, the company’s products, including any disruption to such systems; long-term changes in consumer preference or demand for our products as a result of any shortages or lack of availability of any products in the near-term; risks related to supply chain issues and product shortages as a result of reliance on a limited base of suppliers and the significant increase in demand for disinfecting and other products due to the COVID-19 pandemic; risks relating to acquisitions, new ventures and divestitures, and associated costs, including the potential for asset impairment charges related to, among others, intangible assets and goodwill; and the ability to complete announced transactions and, if completed, integration costs and potential contingent liabilities related to those transactions; lower revenue, increased costs or reputational harm resulting from government actions and regulations; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity; uncertain worldwide, regional and local economic and financial market conditions, including as a result of fear of exposure to or actual impacts of a widespread disease outbreak, such as COVID-19; risks related to international operations and international trade, including foreign currency fluctuations, such as devaluations, and foreign currency exchange rate controls, including periodic changes in such controls; changes in U.S. immigration or trade policies, including the imposition of new or additional tariffs; labor claims and labor unrest; inflationary pressures, particularly in Argentina; political instability and the uncertainty regarding the outcome of Brexit; government-imposed price controls or other regulations; potential negative impact and liabilities from the use, storage and transportation of chlorine in certain international markets where chlorine is used in the production of bleach; widespread health emergencies, such as COVID-19; and the possibility of nationalization, expropriation of assets or other government action; the ability of the company to innovate and to develop and introduce commercially successful products, or expand into adjacent categories and countries; the impact of product liability claims, labor claims and other legal, governmental or tax proceedings, including in foreign jurisdictions and in connection with any product recalls; the ability of the company to implement and generate cost savings and efficiencies; the success of the company’s business strategies; risks related to additional increases in the estimated fair value of The Procter & Gamble Company’s interest in the Glad® business; the company’s ability to attract and retain key personnel; environmental matters, including costs associated with the remediation and monitoring of past contamination, and possible increases in costs resulting from actions by relevant regulators, and the handling and/or transportation of hazardous substances; increased focus by governmental and non-governmental organizations, customers, consumers and investors on sustainability issues, including those related to climate change; the facilities of the company and its suppliers being subject to disruption by events beyond the company’s control, including work stoppages, cyber-attacks, natural disasters, disease outbreaks or pandemics, such as COVID-19, and terrorism; the company’s ability to maximize, assert and defend its intellectual property rights; any infringement or claimed infringement by the company of third-party intellectual property rights; the accuracy of the company’s estimates and assumptions on which its financial projections, including any sales or earnings guidance or outlook it may provide from time to time, are based; the effect of the company’s indebtedness and credit rating on its business operations and financial results; the company’s ability to access capital markets and other funding sources, as well as continued or increased market volatility; the company’s ability to pay and declare dividends or repurchase its stock in the future; uncertainties relating to tax positions, tax disputes and changes in the company’s tax rate, and any additional effects of the Tax Cuts and Jobs Act on the company; the company’s ability to maintain an effective system of internal controls; the impacts of potential stockholder activism; and risks related to the company’s discontinuation of operations in Venezuela.

The company’s forward-looking statements in this press release are based on management’s current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this press release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Media Relations
Aileen Zerrudo, aileen.zerrudo@clorox.com
Naomi Geer, naomi.greer@clorox.com

Investor Relations
Lisah Burhan, lisah.burhan@clorox.com
Scott Saul, scott.saul@clorox.com

For recent presentations made by company management and other investor materials, visit Investor Events on the company’s website.